UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2025

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Invesco Real Estate Income Trust Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-56655	83-2188696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 N Field Street
Suite 1200
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-7400

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
Amended and Restated Limited Partnership Agreement
On October 6, 2025, Invesco Real Estate Income Trust Inc. (the “Corporation”), on behalf of itself as general partner and on behalf of the limited partners thereto, and Invesco REIT Special Limited Partner L.L.C. (the “Special Limited Partner”) entered into the Amended and Restated Limited Partnership Agreement (the “A&R Limited Partnership Agreement”) of Invesco REIT Operating Partnership LP (the “Operating Partnership”) in connection with the Corporation’s Delaware statutory trust program (“DST Program”). The A&R Limited Partnership Agreement amends and restates the prior limited partnership agreement to, among other things, authorize new classes of Partnership Units, Class S-PR1 and Class S-PR2 Partnership Units, which may bear investor servicing fees, and modify the Special Limited Partner’s performance participation interest in the Operating Partnership such that the Special Limited Partner is entitled to receive allocations with respect to Class S-PR1 and Class S-PR2 Partnership Units equal to 12.5% of the Total Return, subject to a 6% Hurdle Amount, and provide for conversion rights with respect to the exercise of the FMV Option or upon liquidation with respect to Class S-PR1 and Class S-PR2 Partnership Units (each term as defined in the A&R Limited Partnership Agreement).
Limited partners who have held Partnership Units, including Class S-PR1 and Class S-PR2 Partnership Units, for at least one year shall have the right to require the Operating Partnership to redeem all or a portion of such Partnership Units for either shares of common stock of the Corporation or for cash, in the Corporation’s sole discretion. If the Corporation elects to issue shares of common stock upon the redemption of Partnership Units that were acquired in connection with the exercise of the FMV Option, then (1) if the applicable selling agreement between Invesco Distributors, Inc., as dealer manager for the DST Program (the “Dealer Manager”) and the participating broker-dealer that sold the DST Interests provides that such Class S-PR1 or Class S-PR2 Partnership Units shall be redeemed for Class K-PR shares (or does not have any provision regarding the class of common stock which shall be received upon any such redemption), the Class S-PR1 or Class S-PR2 Partnership Units shall be redeemed for an amount of Class K-PR shares having the same aggregate NAV as that of the Class S-PR1 or Class S-PR2 Partnership Units being redeemed; and (2) if the applicable selling agreement between the Dealer Manager and the participating broker-dealer that sold the DST Interests provides that such Class S-PR1 or Class S-PR2 Units shall be redeemed for a corresponding class of our common stock, then tendered Class K-PR Units shall be exchanged for an equal number of Class K-PR shares and tendered Class S-PR1 Units and Class S-PR2 Units shall be exchanged for an equal number of Class S-PR shares.
The summary of the A&R Limited Partnership Agreement set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the A&R Limited Partnership Agreement, a copy of which is filed herewith and incorporated by reference herein.
Amended and Restated DST Dealer Manager Agreement
On October 6, 2025, Invesco Real Estate Exchange LLC, an indirect wholly owned subsidiary of the Corporation as the DST Sponsor (the “DST Sponsor”) entered into an Amended and Restated DST Dealer Manager Agreement (the “A&R DST Dealer Manager Agreement”) with the Dealer Manager, the Operating Partnership (solely with respect to its obligations with respect to Partnership Unit investor servicing fees) and the Corporation (solely with respect to its obligations with respect to shares that were issued upon the redemption of Partnership Units which were acquired under the FMV Option).
The A&R DST Dealer Manager Agreement amended and restated the prior agreement in connection with the DST Program and the designation of the new Class S-PR1 and S-PR2 Partnership Units, to provide, among other things, that the Dealer Manager and participating broker-dealers may agree in their applicable selling agreements that (1) upon the exercise of the FMV Option, investors that purchased DST interests from such participating broker-dealer may receive Class K-PR Partnership Units, Class S-PR1 Partnership Units or Class S-PR2 Partnership Units and (2) that upon the redemption of any such Class K-PR, Class S-PR1 or Class S-PR2 Partnership Units, if the Corporation elects to exchange such Partnership Units for shares of the Corporation’s common stock, the investor shall receive either Class K-PR shares or shares of the corresponding class of common stock, as described above. The amount of the ongoing investor servicing fees, if any, payable in connection with Partnership Units and shares of the Corporation’s common stock shall be set forth in the applicable selling agreement, and (a) for Class S-PR1 Partnership Units and Class S-PR shares, will be up to 0.85% per annum of the NAV of such Class S-PR1 Partnership Units or Class S-PR shares, as applicable; and (b) for Class S-PR2 Partnership Units, will be up to 0.35% per annum of the NAV of such Class S-PR2 Partnership Units.
The summary of the Amended DST Dealer Manager Agreement set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the A&R DST Dealer Manager Agreement, a copy of which is filed herewith and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1 10.2
Amended and Restated Limited Partnership Agreement of Invesco REIT Operating Partnership LP, dated October 6, 2025

Amended and Restated DST Dealer Manager Agreement, dated October 6, 2025, by and among Invesco Distributors, Inc., Invesco Advisers, Inc., Invesco Real Estate Income Trust Inc. and Invesco REIT Operating Partnership, LP

104	Cover Page Interactive Data File (embedded within the Inline XRBL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Real Estate Income Trust Inc.

By: /s/ E. Elizabeth Day
E. Elizabeth Day
General Counsel and Assistant Secretary

Date: October 10, 2025